UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2024

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41400	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	AZPN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 26, 2024, the Board of Directors (the “Board”) of Aspen Technology, Inc. (the “Company”) elected David Henshall as a director on the Board, effective immediately. His term will continue until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.
Mr. Henshall is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K. The Board elected Mr. Henshall in accordance with Section 3.2(e) of the Stockholders Agreement by and among the Company, Emerson Electric Co. and EMR Worldwide Inc., dated as of May 16, 2022 (the “Stockholders Agreement”) previously filed with the Securities and Exchange Commission and pursuant to which Mr. Henshall will serve as a “Non-Emerson Director” (as defined in the Stockholders Agreement).
Mr. Henshall will receive a prorated annual director grant of restricted stock units (“RSUs”) with a grant date value of $43,397 that will vest on June 30, 2024 and a prorated annual director cash retainer in the amount of $14,466. In addition, he will receive a new director grant of RSUs with a grant date value of $200,000 that will vest one-third on the first anniversary of the grant date and in eight equal quarterly installments thereafter.
On April 29, 2024, we issued a press release announcing Mr. Henshall’s election to the Board. The full text of the press release is furnished as Exhibit 99.1 to this report. The information in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of Section 11 or 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference in any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on April 29, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: April 29, 2024	By:	/s/ Mark Mouritsen
Mark Mouritsen
Senior Vice President, Chief Legal Officer